Transactions with Affiliates and Owners	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Transactions with Affiliates and Owners

(6) Transactions with Affiliates and Owners

Amounts due from affiliates, net generally result from cash advances and the payment of affiliated companies’ administrative expenses by the Company on behalf of such affiliates. Balances are generally paid within 30 days.

Total fees earned from management of the containers, including acquisition fees and sales commissions during 2018, 2017 and 2016 were as follows:

	2018	2017	2016
Fees from affiliated Owner	$3,575	$2,994	$2,994
Fees from unaffiliated Owners	11,334	10,073	8,556
Fees from Owners	14,909	13,067	11,550
Other fees	1,970	1,927	1,870
Total management fees	$16,879	$14,994	$13,420

Due from affiliates, net of $1,692 and $1,134, as of December 31, 2018 and 2017, respectively, represents lease rentals on tank containers collected on behalf of and payable to the Company from the Company’s tank container manager, net of direct container expenses and management fees, and the Company’s advance of equipment purchases paid on behalf of an affiliated owner.

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct container expenses and management fees receivable. Due to owners, net at December 31, 2018 and 2017 consisted of the following:

	2018	2017
Affiliated Owner	$100	$1,409
Unaffiliated Owners	8,222	9,722
Total due to Owners, net	$8,322	$11,131